UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2022

Mayville Engineering Company, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	001-38894	39-0944729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

715 South Street, Mayville, Wisconsin 53050

(Address of principal executive offices, including zip code)

(920) 387-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 31, 2022, Mayville Engineering Company, Inc. (the “Company”) entered into an amendment (the “Fourth Amendment”) to the Amended and Restated Credit Agreement, dated as of September 26, 2019, by and among the Company, the lenders from time to time party thereto, Wells Fargo Bank, National Association, as Administrative Agent for the lenders (the “Agent”), and Wells Fargo Securities, LLC, as Sole Lead Arranger and Sole Bookrunner, as previously amended to date (the “Credit Agreement”). Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Credit Agreement. The Fourth Amendment allows the Company to incur up to $65 million of Capital Expenditures in 2022 (as opposed to the $35 million limit that was in place for 2022 prior to the Fourth Amendment) and revises the definition of Consolidated EBITDA to add back certain restructuring and impairment charges.

Certain lender parties to the Credit Agreement and certain of their respective affiliates have performed in the past, and may from time to time perform in the future, commercial banking, investment banking and other financial advisory services for the Company and its affiliates for which they have received, and/or will receive, customary fees and expenses.

The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amendment, a copy of which is attached hereto as Exhibit 10 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits. The exhibit listed in the exhibit index below is being filed herewith.

EXHIBIT INDEX

Exhibit Number

10

Fourth Amendment, dated as of March 31, 2022, to the Amended and Restated Credit Agreement, dated as of September 26, 2019, by and among Mayville Engineering Company, Inc., the lenders from time to time party thereto, and Wells Fargo Bank, National Association, as Administrative Agent for the lenders.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAYVILLE ENGINEERING COMPANY, INC.

Date: April 1, 2022	By:	/s/ Todd M. Butz
Todd M. Butz
Chief Financial Officer